                                  EXHIBIT 28.1

        Computational Materials provided by Banc One Capital Corporation


FIRSTPLUS HOME LOAN OWNER TRUST, SERIES 1996-3



     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES
                            AND OTHER INFORMATION

The information contained in the attached or enclosed materials (the "Information") is illustrative only and is not intended to predict actual results. The Information is based on certain assumptions with respect to significant factors that may prove to be incorrect. For example, the performance of the collateral may assume constant prepayment rates for the life
of the securities, which are unlikely to occur.    Returns based on actual
prepayments are likely to be different and could be substantially different. The Information is based on aggregate collateral data not actual collateral. Where actual collateral instead of aggregate collateral is used, different cash flows, average lives, and yields may result. When collateral paydown numbers are known only on a gross or aggregate basis, such as with aggregate collateral, their allocation among the collateral components is assumed for projection purposes. Accordingly, the resulting paydown speed may be over or understated for a component included in such collateral.

The Information includes data on the possible future performance of certain operating entities and the collateral owned or originated by those companies. Other methods of projecting the performance of both may be used and are likely to produce different evaluations of performance. You should consider whether to employ such models to analyze and project the performance of the collateral and the operating entities. Moreover, the Information may not reflect the impact of all structural characteristics of the transactions being discussed. You should consider whether the data should be tested with assumptions different from those included in the attached or enclosed materials, which may not be appropriate for you. The assumptions underlying the Information, including structure and collateral, are preliminary and may be modified from time to time to reflect changed circumstances or new information. You should not consider the data in any but the most current Information in evaluating the collateral and the operating entities.

Although the data underlying the Information has been obtained from sources that we have no reason to believe are not reliable, Banc One Capital Corporation does not make any representation, warranty, or guarantee as to the accuracy or completeness of the underlying data or computations based thereon. Information contained in the following computational materials supersedes any prior computational materials for the referenced series of securities, but such information will be superseded by a prospectus supplement for such series. These computational materials shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Securities may not be sold or may offers to buy be accepted before a Prospectus and Prospectus Supplement is delivered in final form.

FIRSTPLUS HOME LOAN OWNER TRUST 1996-3
Collateral Assumptions

                             FIXED RATE HOME LOANS
    Preliminary characteristics of the Initial Mortgage Loans as of 8/31/96

TOTAL NUMBER OF LOANS:                                                                 7,337

TOTAL OUTSTANDING LOAN BALANCE:                                                 $215,006,133

       BALLOON (% OF TOTAL):                                                            none

       LEVEL PAY (% OF TOTAL):                                                        100.00%

AVERAGE LOAN PRINCIPAL BALANCE:                                                      $29,304                ($1,221 to $75,000)

WEIGHTED AVERAGE COUPON:                                                              14.622%               (8.99% to 20.49%)

WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):                                    230                (25 to 300)

WEIGHTED AVERAGE SEASONING (MONTHS):                                                       1                (0 to 11)

WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                                 231                (36 to 300)

RANGE OF ORIGINAL TERMS:                                                            LEVEL PAY
                                                                    ----------------------------------------
                                                                            1 - 120:               3.24%
                                                                           121 - 180:             25.77%
                                                                           181 - 240:             52.37%
                                                                            241 - 300             18.62%

LOAN TYPE:   "Buster" Plus (40% HI and up to 60% Debt Consolidation)                              40.60%
             "Debt Buster" (Up to 100% Debt Consolidation)                                        59.24%
              Unsecured                                                                            0.07%
              Unknown                                                                              0.09%


CREDIT QUALITY:                                                     A:                            35.10%
(per guidelines of FIRSTPLUS)                                       B:                            42.46%
                                                                    C or below:                   22.44%
FICO SCORES
   PERCENT OF HOME LOAN POOL WITH FICO SCORES:                                                    98.99%
   WA FICO SCORE (BASED ON HOME LOANS WITH FICO SCORES):                                         662.59
   PERCENT OF HOME LOAN POOL WITH FICO SCORE OF 640 OR MORE:                                      78.33%

LIEN POSITION:                                                      1st Lien:                      2.33%
                                                                    Junior Lien:                  97.60%
                                                                    Unsecured:                     0.07%

GEOGRAPHIC DISTRIBUTION:                                                 36 states

                                                                               CA:                57.86%
                                                                               AZ:                 8.24%
                                                                               NV:                 6.03%
                                                                                WA                 5.22%
                                                                               CO:                 4.94%
                                                                            Other:                17.71%

- --------------------------------------------------------------------------------

              THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED

 BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

- --------------------------------------------------------------------------------

                                [BANCONE LOGO]

FIRSTPLUS HOME LOAN OWNER TRUST 1996-3
Information Relating to the Notes and Certificates (Page 1 of 4)

Transaction Summary (a), (b)
====================================================================================================================================
                                                   Estimated        Estimated       Estimated      Estimated
                                                      WAL           Modified        Principal      Principal            Expected
      Note or       Approximate                   to Maturity        Duration        Lockout         Window              Ratings
    Certificate        Size          Coupon        (years) (a)      (years) (a)     (months) (a)   (months) (a)       (Moody's/S&P)
====================================================================================================================================
CLASS A-1           65,000,000        Fixed            0.79             0.74            0             17              Aaa/AAA (b)
CLASS A-2           49,000,000        Fixed            2.02             1.82           16             17              Aaa/AAA (b)
CLASS A-3           22,000,000        Fixed            3.07             2.68           32              9              Aaa/AAA (b)
CLASS A-4           32,000,000        Fixed            4.01             3.37           40             16              Aaa/AAA (b)
CLASS A-5           20,000,000        Fixed            5.06             4.10           55             12              Aaa/AAA (b)
CLASS A-6           47,000,000        Fixed            7.03             5.24           66             39              Aaa/AAA (b)
CLASS A-7           29,000,000        Fixed           10.08             6.74          104             36              Aaa/AAA (b)
CLASS A-8           24,750,000        Fixed           13.58             7.98          139             55              Aaa/AAA (b)
CERTIFICATES        11,250,000        Fixed           18.14             9.07          193             61              Aaa/AAA (b)
====================================================================================================================================

Notes:   a:  100% Portfolio Prepayment Assumption (PPA) for the Loans of the
             Trust: 2% CPR in month 1; 0.9636% per annum greater in each month thereafter until month 12. On and after month 12, 12.6% per annum.
         b:  MBIA guaranty insurance policy.



Class A-1 (to maturity)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                            2.62                1.02             0.87         0.79              0.68            0.60
Modified Duration (years)               2.22                0.95             0.82         0.74              0.64            0.57
First Principal Payment             10/20/96            10/20/96         10/20/96     10/20/96          10/20/96        10/20/96
Last Principal Payment              06/20/03            11/20/98         05/20/98     02/20/98          11/20/97        09/20/97
Principal Lockout (months)          none                none             none         none              none            none
Principal Window (months)                 81                  26               20           17                14              12
Illustrative Yield @ Par (30/360)     6.625%              6.413%           6.354%       6.309%            6.233%          6.164%
====================================================================================================================================


Class A-2 (to maturity)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                            8.88                3.33             2.49         2.02              1.52            1.29
Modified Duration (years)               6.45                2.87             2.21         1.82              1.40            1.19
First Principal Payment             06/20/03            11/20/98         05/20/98     02/20/98          11/20/97        09/20/97
Last Principal Payment              06/20/07            04/20/01         02/20/00     06/20/99          09/20/98        04/20/98
Principal Lockout (months)                80                  25               19           16                13              11
Principal Window (months)                 49                  30               22           17                11               8
Illustrative Yield @ Par (30/360)     6.821%              6.752%           6.715%       6.680%            6.622%          6.577%
====================================================================================================================================


Class A-3 (to maturity)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                           11.49                5.16             3.85         3.07              2.21            1.75
Modified Duration (years)               7.67                4.20             3.27         2.68              1.99            1.60
First Principal Payment             06/20/07            04/20/01         02/20/00     06/20/99          09/20/98        04/20/98
Last Principal Payment              11/20/08            06/20/02         01/20/01     02/20/00          03/20/99        08/20/98
Principal Lockout (months)               128                  54               40           32                23              18
Principal Window (months)                 18                  15               12            9                 7               5
Illustrative Yield @ Par (30/360)     7.004%              6.964%           6.940%       6.915%            6.867%          6.822%
====================================================================================================================================



                                   [BANCONE LOGO]

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

FIRSTPLUS HOME LOAN OWNER TRUST 1996-3
Information Relating to the Notes and Certificates (Page 2 of 4)


Class A-4 (to maturity)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                           13.02                6.67             5.03         4.01              2.85            2.23
Modified Duration (years)               8.23                5.14             4.09         3.37              2.50            1.99
First Principal Payment             11/20/08            06/20/02         01/20/01     02/20/00          03/20/99        08/20/98
Last Principal Payment              07/20/10            04/20/04         07/20/02     05/20/01          12/20/99        04/20/99
Principal Lockout (months)               145                  68               51           40                29              22
Principal Window (months)                 21                  23               19           16                10               9
Illustrative Yield @ Par (30/360)     7.171%              7.143%           7.125%       7.105%            7.066%          7.028%
====================================================================================================================================


Class A-5 (to maturity)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                           14.27                8.25             6.33         5.06              3.58            2.77
Modified Duration (years)               8.62                6.01             4.91         4.10              3.05            2.42
First Principal Payment             07/20/10            04/20/04         07/20/02     05/20/01          12/20/99        04/20/99
Last Principal Payment              06/20/11            09/20/05         09/20/03     04/20/02          08/20/00        10/20/99
Principal Lockout (months)               165                  90               69           55                38              30
Principal Window (months)                 12                  18               15           12                 9               7
Illustrative Yield @ Par (30/360)     7.306%              7.287%           7.272%       7.257%            7.225%          7.193%
====================================================================================================================================


Class A-6 (to maturity)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                           16.41               10.87             8.65         7.03              4.99            3.83
Modified Duration (years)               9.06                7.13             6.11         5.24              4.00            3.20
First Principal Payment             06/20/11            09/20/05         09/20/03     04/20/02          08/20/00        10/20/99
Last Principal Payment              09/20/14            08/20/09         04/20/07     06/20/05          12/20/02        07/20/01
Principal Lockout (months)               176                 107               83           66                46              36
Principal Window (months)                 40                  48               44           39                29              22
Illustrative Yield @ Par (30/360)     7.677%              7.665%           7.656%       7.645%            7.621%          7.596%
====================================================================================================================================


Class A-7 (to maturity)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                           18.76               14.21            12.04        10.08              7.32            5.62
Modified Duration (years)               9.55                8.31             7.54         6.74              5.38            4.39
First Principal Payment             09/20/14            08/20/09         04/20/07     06/20/05          12/20/02        07/20/01
Last Principal Payment              03/20/16            06/20/12         05/20/10     05/20/08          05/20/05        05/20/03
Principal Lockout (months)               215                 154              126          104                74              57
Principal Window (months)                 19                  35               38           36                30              23
Illustrative Yield @ Par (30/360)     7.854%              7.848%           7.843%       7.836%            7.821%          7.804%
====================================================================================================================================


                                [BANCONE LOGO]

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

FIRSTPLUS HOME LOAN OWNER TRUST 1996-3
Information Relating to the Notes and Certificates (Page 3 of 4)


Class A-8 (to maturity)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                           20.78               17.56            15.51        13.58             10.35            8.04
Modified Duration (years)               9.78                9.11             8.57         7.98              6.77            5.70
First Principal Payment             03/20/16            06/20/12         05/20/10     05/20/08          05/20/05        05/20/03
Last Principal Payment              11/20/19            02/20/16         09/20/14     11/20/12          06/20/09        10/20/06
Principal Lockout (months)               233                 188              163          139               103              79
Principal Window (months)                 45                  45               53           55                50              42
Illustrative Yield @ Par (30/360)     8.091%              8.088%           8.085%       8.082%            8.072%          8.061%
====================================================================================================================================


Certificates (to maturity)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                           24.05               21.12            19.63        18.14             14.94           12.11
Modified Duration (years)              10.10                9.64             9.38         9.07              8.26            7.36
First Principal Payment             11/20/19            02/20/16         09/20/14     11/20/12          06/20/09        10/20/06
Last Principal Payment              07/20/21            10/20/20         10/20/19     11/20/17          04/20/15        04/20/12
Principal Lockout (months)               277                 232              215          193               152             120
Principal Window (months)                 21                  57               62           61                71              67
Illustrative Yield @ Par (30/360)     8.350%              8.348%           8.347%       8.345%            8.341%          8.334%
====================================================================================================================================


Class A-7 (to 10% clean-up call)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                           18.76               14.21            12.04        10.08              7.32            5.62
Modified Duration (years)               9.55                8.31             7.54         6.74              5.38            4.39
First Principal Payment             09/20/14            08/20/09         04/20/07     06/20/05          12/20/02        07/20/01
Last Principal Payment              03/20/16            06/20/12         05/20/10     05/20/08          05/20/05        05/20/03
Principal Lockout (months)               215                 154              126          104                74              57
Principal Window (months)                 19                  35               38           36                30              23
Illustrative Yield @ Par (30/360)     7.854%              7.848%           7.843%       7.836%            7.821%          7.804%
====================================================================================================================================


Class A-8 (to 10% clean-up call)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                           19.92               17.03            14.73        12.92              9.66            7.47
Modified Duration (years)               9.63                8.98             8.36         7.77              6.49            5.42
First Principal Payment             03/20/16            06/20/12         05/20/10     05/20/08          05/20/05        05/20/03
Last Principal Payment              10/20/16            02/20/14         10/20/11     01/20/10          09/20/06        06/20/04
Principal Lockout (months)               233                 188              163          139               103              79
Principal Window (months)                  8                  21               18           21                17              14
Illustrative Yield @ Par (30/360)     8.091%              8.088%           8.084%       8.080%            8.070%          8.057%
====================================================================================================================================


Certificates (to 10% clean-up call)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                           20.06               17.40            15.06        13.31              9.98            7.73
Modified Duration (years)               9.47                8.92             8.32         7.95              6.56            5.51
First Principal Payment             10/20/16            02/20/14         10/20/11     01/20/10          09/20/06        06/20/04
Last Principal Payment              10/20/16            02/20/14         10/20/11     01/20/10          09/20/06        06/20/04
Principal Lockout (months)               240                 208              180          159               119              92
Principal Window (months)                  1                   1                1            1                 1               1
Illustrative Yield @ Par (30/360)     8.347%              8.344%           8.341%       8.337%            8.327%          8.314%
====================================================================================================================================


                                [BANCONE LOGO]

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

FIRSTPLUS HOME LOAN OWNER TRUST 1996-3
Information Relating to the Notes and Certificates (Page 4 of 4)


Class A-7 (to 15% clean-up call)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                           18.75               14.21            12.03        10.08              7.32            5.61
Modified Duration (years)               9.55                8.31             7.54         6.74              5.38            4.39
First Principal Payment             09/20/14            08/20/09         04/20/07     06/20/05          12/20/02        07/20/01
Last Principal Payment              02/20/16            05/20/12         03/20/10     04/20/08          03/20/05        04/20/03
Principal Lockout (months)               215                 154              126          104                74              57
Principal Window (months)                 18                  34               36           35                28              22
Illustrative Yield @ Par (30/360)     7.854%              7.848%           7.843%       7.836%            7.821%          7.804%
====================================================================================================================================


Class A-8 (to 15% clean-up call)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                           19.40               15.65            13.48        11.56              8.48            6.56
Modified Duration (years)               9.52                8.62             7.97         7.28              5.94            4.93
First Principal Payment             02/20/16            05/20/12         03/20/10     04/20/08          03/20/05        04/20/03
Last Principal Payment              02/20/16            05/20/12         03/20/10     04/20/08          03/20/05        04/20/03
Principal Lockout (months)               232                 187              161          138               101              78
Principal Window (months)                  1                   1                1            1                 1               1
Illustrative Yield @ Par (30/360)     8.090%              8.086%           8.082%       8.077%            8.064%          8.049%
====================================================================================================================================


Certificates (to 15% clean-up call)
====================================================================================================================================
% of PPA                                  0%                 50%              75%         100%              150%            200%
Ramp to                                   0%                6.3%             9.5%        12.6%             18.9%           25.2%
====================================================================================================================================
Average Life                           19.40               15.65            13.48        11.56              8.48            6.56
Modified Duration (years)               9.34                8.48             7.85         7.19              5.88            4.88
First Principal Payment             02/20/16            05/20/12         03/20/10     04/20/08           3/20/05        04/20/03
Last Principal Payment              02/20/16            05/20/12         03/20/10     04/20/08           3/20/05        04/20/03
Principal Lockout (months)               232                 187              161          138               101              78
Principal Window (months)                  1                   1                1            1                 1               1
Illustrative Yield @ Par (30/360)     8.347%              8.342%           8.338%       8.333%            8.319%          8.304%
====================================================================================================================================


                                [BANCONE LOGO]

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.